SUPPLEMENTAL AGREEMENT NO. 12

to

Purchase Agreement No. 03729

between

THE BOEING COMPANY

and

SOUTHWEST AIRLINES CO.

Relating to Boeing Model 737-8 and 737-7 Aircraft

THIS SUPPLEMENTAL AGREEMENT No. 12 (SA-12), entered into as of March 24, 2021, is made between THE BOEING COMPANY, a Delaware corporation (Boeing), and SOUTHWEST AIRLINES CO., a Texas corporation (Customer).

RECITALS:
WHEREAS, Customer and Boeing entered into Purchase Agreement Number PA-03729 dated December 13, 2011, as amended and supplemented, (Purchase Agreement) relating to the purchase and sale of Boeing Model 737-8 (737-8 Aircraft) and Model 737-7 aircraft (737-7 Aircraft); collectively the “Aircraft”. This SA-12 is an amendment to and is incorporated into the Purchase Agreement. Capitalized terms used herein but not otherwise defined will have the meaning set forth in the Purchase Agreement;
WHEREAS, Boeing and Customer agree to the sale and purchase of an additional one hundred (100) Firm 737-7 MAX Aircraft, to provide one hundred fifty (150) 2020 Option Aircraft, and five (5) additional Original Option Aircraft (Original Option Aircraft is defined as the options contained on Attachment 1-A to Letter Agreement No. 1106474R3 entitled “Option Aircraft”);
WHEREAS, Boeing has offered and Customer has accepted sixty (60) 737-8 Remarket Aircraft for substitution as Original Option Aircraft or Firm Aircraft;
WHEREAS, Boeing and Customer agree to amend the Purchase Agreement to include [***];
    WHEREAS, Boeing and Customer agree to amend the Purchase Agreement to document Customer’s substitution of seventy (70) firm Model 737-8 Aircraft to firm Model 737-7 Aircraft;
WHEREAS, Boeing and Customer agree to amend the Purchase Agreement to revise the scheduled delivery stream and identify nominal delivery months for the Aircraft;
[***] = Certain identified information has been excluded from the exhibit because it is both not material and is of the type that the registrant treats as private or confidential.

1
SWA-PA-03729	BOEING PROPRIETARY	SA-12

    WHEREAS, Boeing and Customer agree to amend the Purchase Agreement terms on [***];

    WHEREAS, Customer has requested and Boeing has agreed to [***];

WHEREAS, Boeing and Customer agree to amend the Purchase Agreement to include [***]; and

WHEREAS, Boeing and Customer agree to amend the Purchase Agreement to make certain changes to the Letter Agreements as a result of the respective changes in this Supplemental Agreement.

NOW, THEREFORE, the parties agree that the Purchase Agreement is amended as set forth below and otherwise agree as follows:

1.TABLE OF CONTENTS.

The Table of Contents of the Purchase Agreement is deleted in its entirety and replaced with a new Table of Contents (attached), which lists the Tables, Exhibits, and Letter Agreements revised by this SA-12 and is identified by “SA-12”. Such revised Table of Contents is incorporated into the Purchase Agreement by this reference.

2.Tables.

Table 1A, Aircraft Delivery, Description, Price and Advance Payments – 737-8 Aircraft, is deleted in its entirety and replaced by a new Table 1A (identified by "SA-12") attached hereto and incorporated into the Purchase Agreement by this reference.

Table 1B, Aircraft Delivery, Description, Price and Advance Payments – 737-7 Aircraft, is deleted in its entirety and replaced by a new Table 1B (identified by "SA-12") attached hereto and incorporated into the Purchase Agreement by this reference.

3.EXHIBITS.

3.1      Exhibit A3, 737-8 Remarket Aircraft Configuration, is added to and incorporated into the Purchase Agreement by this reference.

3.2     Exhibit B-1, Remarket Aircraft Technical Acceptance and Delivery Requirements and Responsibilities, is added to and incorporated into the Purchase Agreement by this reference.

2
SWA-PA-03729	BOEING PROPRIETARY	SA-12

4.     LETTER AGREEMENTS.

4.1.    Letter Agreement SWA-PA-03729-LA-1106471R1, Substitute Aircraft, is deleted in its entirety and is replaced with the attached revised Letter Agreement SWA-PA-03729-LA-1106471R2.

4.2. Letter Agreement SWA-PA-03729-LA-1106473R1, [***], deleted in its entirety and is replaced with the attached revised Letter Agreement SWA-PA-03729-LA-1106473R2.

4.3. Letter Agreement SWA-PA-03729-LA-1106474R2, Option Aircraft, and its Attachment 1 are deleted in their entirety and are replaced with the attached revised Letter Agreement SWA-PA-03729-LA-1106474R3 and its Attachment 1.

4.4. Letter Agreement SWA-PA-03729-LA-1106475R3, [***], is deleted in its entirety and is replaced with the attached revised Letter Agreement SWA-PA-03729-LA-1106475R4.

4.5. Letter Agreement SWA-PA-03729-LA-1106484R1, [***], is deleted in its entirety and is replaced with the attached revised Letter Agreement SWA-PA-03729-LA-1106484R2.

4.6. Letter Agreement SWA-PA-03729-LA-1301170R2, [***], is deleted in its entirety and is replaced with the attached revised Letter Agreement SWA-PA-03729-LA-1301170R3.

4.7. Letter Agreement SWA-PA-03729-LA-1602486, [***], is deleted in its entirety and is replaced with the attached revised Letter Agreement SWA-PA-03729-LA-1602486R1.

4.8. Letter Agreement SWA-PA-03729-LA-2100594, 737-8 Remarket Aircraft, is added to and incorporated into the Purchase Agreement by this reference.

4.9. Letter Agreement SWA-PA-03729-LA-2100700, Remarket Aircraft Open Configuration Matters, is added to and incorporated into the Purchase Agreement by this reference.

4.10. Letter Agreement SWA-PA-03729-LA-2100811, [***], is added to and incorporated into the Purchase Agreement by this reference.

4.11. Letter Agreement SWA-PA-03729-LA-2100812, [***], is added to and incorporated into the Purchase Agreement by this reference

SWA-PA-03729	3	SA-12

BOEING PROPRIETARY

4.12.    Letter Agreement SWA-PA-03729-LA-2100813, [***], is added to and incorporated into the Purchase Agreement by this reference.

4.13.    Letter Agreement SWA-PA-03729-LA-2100814, [***], is added to and incorporated into the Purchase Agreement by this reference.

4.14.    Letter Agreement SWA-PA-03729-LA-2100819, [***] is added to and incorporated into the Purchase Agreement by this reference.

4.15.    Letter Agreement SWA-PA-03729-LA-2100825, [***], is added to and incorporated into the Purchase Agreement by this reference.

4.16.    Letter Agreement SWA-PA-03729-LA-2100841, [***], is added to and incorporated into the Purchase Agreement by this reference.

4.17.    Letter Agreement SWA-PA-03729-LA-2100984, [***], is added to and incorporated into the Purchase Agreement by this reference.

5.     ADVANCE PAYMENT IMPACTS.

Due to the substitution of seventy (70) 737-8 to 737-7 Aircraft, Customer has[***]

6.    IMPACTS TO PREVIOUSLY DELIVERED AIRCRAFT.

In accordance with Letter Agreement SWA-PA-03729-LA-2100819, [***]

7.    [***]

SWA-PA-03729	4	SA-12

BOEING PROPRIETARY

The Purchase Agreement is deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY	SOUTHWEST AIRLINES CO.

By: /s/ Carson J May	By: /s/ Michael Van de Ven

Name: Carson J May	Name: Michael Van de Ven

Its: Attorney-in-Fact	Its: Chief Operating Officer

SWA-PA-03729	5	SA-12

BOEING PROPRIETARY

TABLE OF CONTENTS
ARTICLES	TITLES
Article 1	Quantity, Model and Description	SA-2
Article 2	Delivery Schedule
Article 3	Price
Article 4	Payment	SA-2
Article 5	Additional Terms
TABLE	TITLE
1A	737-8 Aircraft Information Table	SA-12
1B	737-7 Aircraft Information Table	SA-12
EXHIBIT
A1	737-8 Aircraft Configuration	SA-11
A2	737-7 Aircraft Configuration	SA-8
A3	737-8 Remarket Aircraft Configuration	SA-12
B*	Aircraft Delivery Requirements and Responsibilities
B-1	Remarket Aircraft Technical	SA-12
Acceptance and Delivery Requirements and Responsibilities
SUPPLEMENTAL EXHIBITS	TITLES
AE1*	Escalation Adjustment/Airframe and Optional Features
BFE1	BFE Variables for 737-8	SA-7
BFE2	BFE Variables for 737-7	SA-8
CS1	Customer Support Variables
CS1-7MAX	Customer Support Variables SA-2
EE1*	Engine Escalation/Engine Warranty and Patent Indemnity

SWA-PA-03729		SA-12

BOEING PROPRIETARY

SLP1*	Service Life Policy Components
LETTER AGREEMENTS	TITLES
SWA-PA-03729-LA-1106463R3	Open Matters	SA-8
SWA-PA-03729-LA-1106464*	[***]
SWA-PA-03729-LA-1106465*	[***]
SWA-PA-03729-LA-1106466	[***]
SWA-PA-03729-LA-1106467R2	[***]	SA-8
SWA-PA-03729-LA-1106468*	[***]
SWA-PA-03729-LA-1106469R1	[***]	SA-2
SWA-PA-03729-LA-1106470R1	[***]	SA-2
SWA-PA-03729-LA-1106471R2	Substitute Aircraft	SA-12
SWA-PA-03729-LA-1106473R2	[***]
SWA-PA-03729-LA-1106474R3	Option Aircraft	SA-12
SWA-PA-03729-LA-1106475R4	[***]	SA-12
SWA-PA-03729-LA-1106476R2	[***]	SA-8
SWA-PA-03729-LA-1106477*	[***]
SWA-PA-03729-LA-1106478	[***]
SWA-PA-03729-LA-1106479R1	[***]	SA-2
SWA-PA-03729-LA-1106480R1	[***]	SA-2
SWA-PA-03729-LA-1106481R2	[***]	SA-2
SWA-PA-03729-LA-1106482*	[***]
SWA-PA-03729-LA-1106483*	[***]
SWA-PA-03729-LA-1106484R2	[***]	SA-12
SWA-PA-03729-LA-1106485*	[***]

SWA-PA-03729		SA-12

BOEING PROPRIETARY

LETTER AGREEMENTS	TITLES
SWA-PA-03729-LA-1209080	[***]	SA-1
SWA-PA-03729-LA-1210419	[***]	SA-1
SWA-PA-03729-LA-1300943	[***]	SA-2
SWA-PA-03729-LA-1301168R3	[***]	SA-6
SWA-PA-03729-LA-1301170R3	[***]	SA-12
SWA-PA-03729-LA-1400371	[***]	SA-7
SWA-PA-03729-LA-1503792	Service Ready Operational Validation	SA-6
SWA-PA-03729-LA-1500831	[***]	SA-7
SWA-PA-03729-LA-1602486R1	[***]	SA-12
SWA-PA-03729-LA-2100594	737-8 Remarket Production Aircraft	SA-12
SWA-PA-03729-LA-2100700	737-8 Open Configuration Matters – Remarket Production Aircraft	SA-12
SWA-PA-03729-LA-2100811	[***]	SA-12
SWA-PA-03729-LA-2100812	[***]	SA-12
SWA-PA-03729-LA-2100813	[***]	SA-12
SWA-PA-03729-LA-2100814	[***]	SA-12
SWA-PA-03729-LA-2100819	[***]	SA-12
SWA-PA-03729-LA-2100825	[***]	SA-12

SWA-PA-03729-LA-2100841	[***]	SA-12

SWA-PA-03729		SA-12

BOEING PROPRIETARY

LETTER AGREEMENTS	TITLES
SWA-PA-03729-LA-2100984	[***]	SA-12
* Denotes revision to Page 1 or Page 2 only to reference 737-7 (SA-2)

SWA-PA-03729		SA-12

BOEING PROPRIETARY

INACTIVE / DELETED TABLES, EXHIBITS, AND LETTER AGREEMENTS

RESTRICTED LETTER AGREEMENTS

Letter Agreement	Title	Last Updated under SA	Current Status
SWA-PA-03729-LA-1106472R1	[***]	SA-2	Deleted under SA-4
SWA-PA- 01810/03729-LA- 1301169	[***]	SA-2	Deleted under SA-4

SWA-PA-03729		SA-12

BOEING PROPRIETARY

Table 1A To
Purchase Agreement No. PA-03729
Aircraft Delivery, Description, Price and Advance Payments
737-8 Aircraft

Airframe Model/MTOW: 737-8 Engine Model/Thrust: CFMLEAP-1B28(2)	181,200 pounds 28,800 pounds	Detail Specification: Airframe Price Base Year/Escalation Formula:	D019A008-P (5/1/2017) Jul-11	Non-Standard
Airframe Price:	[***]	Engine Price Base Year/Escalation Formula:	N/A	N/A
Optional Features:	[***]
Sub-Total of Airframe and Features:	[***]	Airframe Escalation Data:
Engine Price (Per Aircraft):	[***]	Base Year Index (ECI):	[***]
Aircraft Basic Price (Excluding BFE/SPE):	[***]	Base Year Index (CPI):	[***]
Buyer Furnished Equipment (BFE) Estimate:	[***]
Seller Purchased Equipment (SPE) Estimate:	[***]

Delivery Date*	Original Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number**	Escalation Factor	Aircraft Block	Notes	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
									At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Jul-2017	Jul-2017	1	[***]	36929†	[***]	A	Note 1	[***]	[***]	[***]	[***]	[***]
Jul-2017	Jul-2017	2	[***]	42558†, 42559†	[***]	C	Note 1	[***]	[***]	[***]	[***]	[***]
Aug-2017	Aug-2017	3	[***]	36979, 36930, 36984	[***]	A	Note 1	[***]	[***]	[***]	[***]	[***]
Aug-2017	Aug-2017	1	[***]	42567	[***]	C	Note 1	[***]	[***]	[***]	[***]	[***]
Aug-2017	Aug-2017	2	[***]	42563, 42566†	[***]	C	Note 1	[***]	[***]	[***]	[***]	[***]
Sep-2017	Sep-2017	1	[***]	36934	[***]	A	Note 1	[***]	[***]	[***]	[***]	[***]
Oct-2017	Oct-2017	1	[***]	42544	[***]	A		[***]	[***]	[***]	[***]	[***]
Oct-2017	Oct-2017	1	[***]	42570	[***]	C		[***]	[***]	[***]	[***]	[***]
Nov-2017	Nov-2017	1	[***]	36988†	[***]	A		[***]	[***]	[***]	[***]	[***]
Dec-2017	Dec-2017	1	[***]	42554†	[***]	C		[***]	[***]	[***]	[***]	[***]
Mar-2018	Mar-2018	1	[***]	36989†	[***]	A		[***]	[***]	[***]	[***]	[***]
Mar-2018	Mar-2018	1	[***]	42571	[***]	C		[***]	[***]	[***]	[***]	[***]
Apr-2018	Apr-2018	1	[***]	42546	[***]	A		[***]	[***]	[***]	[***]	[***]
Jun-2018	Jun-2018	1	[***]	42572	[***]	C		[***]	[***]	[***]	[***]	[***]
Jun-2018	Jun-2018	1	[***]	42547	[***]	A		[***]	[***]	[***]	[***]	[***]
Aug-2018	Aug-2018	3	[***]	42548, 37019, 42549	[***]	A		[***]	[***]	[***]	[***]	[***]
Aug-2018	Aug-2018	1	[***]	42574	[***]			[***]	[***]	[***]	[***]	[***]
Aug-2018	Aug-2018	1	[***]	42575	[***]			[***]	[***]	[***]	[***]	[***]
Sep-2018	Sep-2018	2	[***]	42573, 42576	[***]			[***]	[***]	[***]	[***]	[***]
Dec-2018	Dec-2018	1	[***]	42577	[***]			[***]	[***]	[***]	[***]	[***]
Dec-2018	Dec-2018	4	[***]	37042, 42550, 42551, 37043	[***]	A		[***]	[***]	[***]	[***]	[***]
Feb-2021	Jul-2019	1	[***]	42633	[***]			[***]	[***]	[***]	[***]	[***]
Feb-2021	Jul-2019	2	[***]	65437, 65436	[***]	E OPEX		[***]	[***]	[***]	[***]	[***]
Feb-2021	Aug-2019	1	[***]	42634	[***]			[***]	[***]	[***]	[***]	[***]

SA-12
SWA-PA-03729 107813 / 108198 / 108732	Boeing Proprietary	Page 1

Table 1A To
Purchase Agreement No. PA-03729
Aircraft Delivery, Description, Price and Advance Payments
737-8 Aircraft

Delivery Date*	Original Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number**	Escalation Factor	Aircraft Block	Notes	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
									At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Feb-2021	Dec-2019	1	[***]	36722	[***]	B		[***]	[***]	[***]	[***]	[***]
Feb-2021	Dec-2019	1	[***]	42537	[***]	A		[***]	[***]	[***]	[***]	[***]
Mar-2021	Aug-2019	1	[***]	42641	[***]			[***]	[***]	[***]	[***]	[***]
Mar-2021	Sep-2019	1	[***]	65471	[***]	E OPEX		[***]	[***]	[***]	[***]	[***]
Apr-2021	Nov-2019	1	[***]	42536	[***]	A		[***]	[***]	[***]	[***]	[***]
Mar-2021	Aug-2019	1	[***]	42637	[***]			[***]	[***]	[***]	[***]	[***]
Mar-2021	Sep-2019	1	[***]	65438	[***]	E OPEX		[***]	[***]	[***]	[***]	[***]
Apr-2021	Oct-2019	2	[***]	42646, 42662	[***]			[***]	[***]	[***]	[***]	[***]
Mar-2021	Oct-2019	2	[***]	42647, 42661	[***]			[***]	[***]	[***]	[***]	[***]
Mar-2021	Oct-2019	1	[***]	65439	[***]	OPEX		[***]	[***]	[***]	[***]	[***]
Mar-2021	Oct-2019	1	[***]	65440	[***]	OPEX		[***]	[***]	[***]	[***]	[***]
Apr-2021	Nov-2019	1	[***]	42664	[***]			[***]	[***]	[***]	[***]	[***]
Apr-2021	Nov-2019	1	[***]	65473	[***]	D OPEX		[***]	[***]	[***]	[***]	[***]
Jan-2026	Dec-2019	1	[***]	42666	[***]			[***]	[***]	[***]	[***]	[***]
Feb-2026	Feb-2020	1	[***]	36727	[***]	B		[***]	[***]	[***]	[***]	[***]
Feb-2026	Mar-2020	1	[***]	42580	[***]			[***]	[***]	[***]	[***]	[***]
Mar-2026	Mar-2020	1	[***]	42579	[***]			[***]	[***]	[***]	[***]	[***]
Apr-2026	Apr-2020	1	[***]	42539	[***]	A		[***]	[***]	[***]	[***]	[***]
Apr-2026	Apr-2020	1	[***]	65441	[***]	OPEX		[***]	[***]	[***]	[***]	[***]
Jun-2026	May-2020	1	[***]	42669	[***]			[***]	[***]	[***]	[***]	[***]
Jul-2026	May-2020	1	[***]	42553	[***]	A		[***]	[***]	[***]	[***]	[***]
May-2026	May-2020	1	[***]	35970	[***]	B		[***]	[***]	[***]	[***]	[***]
Aug-2026	Jun-2020	1	[***]	42607	[***]			[***]	[***]	[***]	[***]	[***]
Sep-2026	Jun-2020	1	[***]	65442	[***]	OPEX		[***]	[***]	[***]	[***]	[***]
Nov-2026	Jul-2020	1	[***]	42665	[***]			[***]	[***]	[***]	[***]	[***]
Oct-2026	Jul-2020	1	[***]	42540	[***]	A		[***]	[***]	[***]	[***]	[***]
Nov-2026	Jul-2020	1	[***]	65443	[***]	OPEX		[***]	[***]	[***]	[***]	[***]
Dec-2026	Jul-2020	1	[***]	65444	[***]	OPEX		[***]	[***]	[***]	[***]	[***]
Feb-2027	Aug-2020	2	[***]	42672, 42673	[***]			[***]	[***]	[***]	[***]	[***]
Jan-2027	Aug-2020	1	[***]	42541	[***]	A		[***]	[***]	[***]	[***]	[***]
Mar-2027	Aug-2020	1	[***]	65445	[***]	OPEX		[***]	[***]	[***]	[***]	[***]
Apr-2027	Aug-2020	1	[***]	65446	[***]	OPEX		[***]	[***]	[***]	[***]	[***]
May-2027	Sep-2020	1	[***]	42674	[***]			[***]	[***]	[***]	[***]	[***]
Jun-2027	Sep-2020	1	[***]	42691	[***]			[***]	[***]	[***]	[***]	[***]
Jul-2027	Sep-2020	1	[***]	42694	[***]			[***]	[***]	[***]	[***]	[***]

SA-12
SWA-PA-03729 107813 / 108198 / 108732	Boeing Proprietary	Page 2

Table 1A To
Purchase Agreement No. PA-03729
Aircraft Delivery, Description, Price and Advance Payments
737-8 Aircraft

Delivery Date*	Original Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number**	Escalation Factor	Aircraft Block	Notes	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
									At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Apr-2027	Sep-2020	1	[***]	33941	[***]	B		[***]	[***]	[***]	[***]	[***]
Aug-2027	Sep-2020	1	[***]	65472	[***]	OPEX		[***]	[***]	[***]	[***]	[***]
Sep-2027	Sep-2020	1	[***]	65447	[***]	OPEX		[***]	[***]	[***]	[***]	[***]
Oct-2027	Sep-2020	1	[***]	65448	[***]	OPEX		[***]	[***]	[***]	[***]	[***]
Nov-2027	Oct-2020	1	[***]	42615	[***]			[***]	[***]	[***]	[***]	[***]
Nov-2027	Oct-2020	1	[***]	42543	[***]	A		[***]	[***]	[***]	[***]	[***]
Dec-2027	Oct-2020	1	[***]	65474	[***]	OPEX		[***]	[***]	[***]	[***]	[***]
Feb-2028	Nov-2020	2	[***]	42697, 42699	[***]			[***]	[***]	[***]	[***]	[***]
Jan-2028	Nov-2020	1	[***]	36733	[***]	B		[***]	[***]	[***]	[***]	[***]
Mar-2028	Nov-2020	1	[***]	65475	[***]	D OPEX		[***]	[***]	[***]	[***]	[***]
Apr-2028	Dec-2020	1	[***]	42703	[***]			[***]	[***]	[***]	[***]	[***]
Apr-2028	Dec-2020	1	[***]	33940	[***]	B		[***]	[***]	[***]	[***]	[***]
May-2028	Jan-2021	1	[***]	35974	[***]	B		[***]	[***]	[***]	[***]	[***]
Jun-2028	Jan-2021	1	[***]	65450	[***]	D OPEX		[***]	[***]	[***]	[***]	[***]
Jul-2028	Jan-2021	1	[***]	65449	[***]	OPEX		[***]	[***]	[***]	[***]	[***]
Sep-2028	Feb-2021	1	[***]	65451	[***]	D OPEX		[***]	[***]	[***]	[***]	[***]
Aug-2028	Feb-2021	1	[***]	65835	[***]	OPEX	Note 3	[***]	[***]	[***]	[***]	[***]
Oct-2028	Mar-2021	1	[***]	42648	[***]			[***]	[***]	[***]	[***]	[***]
Nov-2028	Mar-2021	1	[***]	65452	[***]	OPEX		[***]	[***]	[***]	[***]	[***]
Nov-2028	Apr-2021	1	[***]	42650	[***]			[***]	[***]	[***]	[***]	[***]
Dec-2028	Apr-2021	1	[***]	42651	[***]			[***]	[***]	[***]	[***]	[***]
Jan-2029	Apr-2021	1	[***]	42649	[***]			[***]	[***]	[***]	[***]	[***]
Jan-2029	Apr-2021	1	[***]	65454	[***]	D OPEX		[***]	[***]	[***]	[***]	[***]
Feb-2029	Apr-2021	1	[***]	65453	[***]	OPEX		[***]	[***]	[***]	[***]	[***]
Feb-2029	May-2021	1	[***]	42652	[***]			[***]	[***]	[***]	[***]	[***]
Feb-2029	May-2021	1	[***]	42653	[***]			[***]	[***]	[***]	[***]	[***]
Mar-2029	May-2021	1	[***]	42654	[***]			[***]	[***]	[***]	[***]	[***]
Mar-2029	May-2021	1	[***]	65455	[***]	D OPEX		[***]	[***]	[***]	[***]	[***]
Mar-2029	May-2021	1	[***]	65456	[***]	OPEX		[***]	[***]	[***]	[***]	[***]
Apr-2029	Jun-2021	3	[***]	42655, 42656, 42670	[***]			[***]	[***]	[***]	[***]	[***]
May-2029	Jun-2021	1	[***]	65457	[***]	D OPEX		[***]	[***]	[***]	[***]	[***]
May-2029	Jul-2021	1	[***]	42658	[***]			[***]	[***]	[***]	[***]	[***]
Jun-2029	Jul-2021	1	[***]	65460	[***]	D OPEX		[***]	[***]	[***]	[***]	[***]
Jul-2029	Jul-2021	1	[***]	65459	[***]	OPEX		[***]	[***]	[***]	[***]	[***]
Jun-2029	Jul-2021	1	[***]	65458	[***]	OPEX		[***]	[***]	[***]	[***]	[***]

SA-12
SWA-PA-03729 107813 / 108198 / 108732	Boeing Proprietary	Page 3

Table 1A To
Purchase Agreement No. PA-03729
Aircraft Delivery, Description, Price and Advance Payments
737-8 Aircraft

Delivery Date*	Original Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number**	Escalation Factor	Aircraft Block	Notes	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
									At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
May-2029	Jul-2021	1	[***]	65834	[***]	OPEX	Note 3	[***]	[***]	[***]	[***]	[***]
Sep-2029	Aug-2021	1	[***]	65461	[***]	D OPEX		[***]	[***]	[***]	[***]	[***]
Jul-2029	Aug-2021	1	[***]	65836	[***]	OPEX	Note 3	[***]	[***]	[***]	[***]	[***]
Aug-2029	Aug-2021	1	[***]	65837	[***]	OPEX	Note 3	[***]	[***]	[***]	[***]	[***]
Aug-2029	Aug-2021	1	[***]	65838	[***]	OPEX	Note 3	[***]	[***]	[***]	[***]	[***]
Aug-2029	Aug-2021	1	[***]	65839	[***]	OPEX	Note 3	[***]	[***]	[***]	[***]	[***]
Sep-2029	Aug-2021	1	[***]	66974	[***]		Note 4	[***]	[***]	[***]	[***]	[***]
Nov-2029	Sep-2021	1	[***]	65462	[***]	OPEX		[***]	[***]	[***]	[***]	[***]
Oct-2029	Sep-2021	1	[***]	65463	[***]	OPEX		[***]	[***]	[***]	[***]	[***]
Oct-2029	Sep-2021	1	[***]	65840	[***]	OPEX	Note 3	[***]	[***]	[***]	[***]	[***]
Oct-2029	Sep-2021	1	[***]	65841	[***]	OPEX	Note 3	[***]	[***]	[***]	[***]	[***]
Nov-2029	Oct-2021	1	[***]	65466	[***]	D OPEX		[***]	[***]	[***]	[***]	[***]
Dec-2029	Oct-2021	2	[***]	65465, 65464	[***]	OPEX		[***]	[***]	[***]	[***]	[***]
Jan-2030	Nov-2021	1	[***]	65467	[***]	D OPEX		[***]	[***]	[***]	[***]	[***]
Jan-2030	Dec-2021	1	[***]	65468	[***]	OPEX		[***]	[***]	[***]	[***]	[***]
Jan-2030	Dec-2021	2	[***]	65842, 65843	[***]	OPEX	Note 3	[***]	[***]	[***]	[***]	[***]
Feb-2030	Jan-2022	1	[***]	65469	[***]	D OPEX		[***]	[***]	[***]	[***]	[***]
Feb-2030	Jan-2022	1	[***]	65470	[***]	OPEX		[***]	[***]	[***]	[***]	[***]
Feb-2030	Apr-2022	1	[***]	65844	[***]	OPEX	Note 3	[***]	[***]	[***]	[***]	[***]
Mar-2030	Jul-2022	3	[***]	65855, 65853, 65851	[***]	OPEX	Note 3	[***]	[***]	[***]	[***]	[***]
Mar-2030	Aug-2022	1	[***]	65845	[***]	OPEX	Note 3	[***]	[***]	[***]	[***]	[***]
Apr-2030	Aug-2022	2	[***]	65847, 65849	[***]	OPEX	Note 3	[***]	[***]	[***]	[***]	[***]
Apr-2030	Oct-2022	2	[***]	65857, 65859	[***]	OPEX	Note 3	[***]	[***]	[***]	[***]	[***]
May-2030	Dec-2022	1	[***]	65861	[***]	OPEX	Note 3	[***]	[***]	[***]	[***]	[***]
May-2030	Mar-2023	1	[***]	36732	[***]	B		[***]	[***]	[***]	[***]	[***]
May-2030	Apr-2023	1	[***]	38806	[***]	B		[***]	[***]	[***]	[***]	[***]
May-2030	Jun-2023	1	[***]	37034	[***]	A		[***]	[***]	[***]	[***]	[***]
Jun-2030	Aug-2023	1	[***]	42552	[***]	A		[***]	[***]	[***]	[***]	[***]
Jun-2030	Oct-2023	1	[***]	42538	[***]	A		[***]	[***]	[***]	[***]	[***]
Jun-2030	Nov-2023	1	[***]	38815	[***]	B		[***]	[***]	[***]	[***]	[***]
Jul-2030	Mar-2024	3	[***]	38817, 35968, 35972	[***]	B		[***]	[***]	[***]	[***]	[***]
Jul-2030	Apr-2024	1	[***]	36736	[***]	B		[***]	[***]	[***]	[***]	[***]
Aug-2030	Jun-2024	1	[***]	42542	[***]	A		[***]	[***]	[***]	[***]	[***]
Aug-2030	Jul-2024	2	[***]	35963, 35967	[***]	B		[***]	[***]	[***]	[***]	[***]
Aug-2030	Sep-2024	1	[***]	36730	[***]	B		[***]	[***]	[***]	[***]	[***]

SA-12
SWA-PA-03729 107813 / 108198 / 108732	Boeing Proprietary	Page 4

Table 1A To
Purchase Agreement No. PA-03729
Aircraft Delivery, Description, Price and Advance Payments
737-8 Aircraft

Delivery Date*	Original Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number**	Escalation Factor	Aircraft Block	Notes	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
									At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Sep-2030	Nov-2024	1	[***]	35971	[***]	B		[***]	[***]	[***]	[***]	[***]
Sep-2030	Dec-2024	1	[***]	35975	[***]	B		[***]	[***]	[***]	[***]	[***]
Sep-2030	Jan-2025	2	[***]	38804, 38805	[***]	B		[***]	[***]	[***]	[***]	[***]
Oct-2030	Jan-2025	2	[***]	65863, 65865	[***]	OPEX	Note 3	[***]	[***]	[***]	[***]	[***]
Oct-2030	Feb-2025	1	[***]	36729	[***]	B		[***]	[***]	[***]	[***]	[***]
Nov-2030	Feb-2025	2	[***]	65868, 65869	[***]	OPEX	Note 3	[***]	[***]	[***]	[***]	[***]
Nov-2030	Mar-2025	2	[***]	65870, 65871	[***]	OPEX	Note 3	[***]	[***]	[***]	[***]	[***]
Dec-2030	Apr-2025	2	[***]	65872, 65873	[***]	OPEX	Note 3	[***]	[***]	[***]	[***]	[***]
Dec-2030	May-2025	2	[***]	65846, 65848	[***]	OPEX	Note 3	[***]	[***]	[***]	[***]	[***]
Jan-2031	Jun-2025	1	[***]	65852	[***]	OPEX	Note 3	[***]	[***]	[***]	[***]	[***]
Feb-2031	Jun-2025	1	[***]	65850	[***]	OPEX	Note 3	[***]	[***]	[***]	[***]	[***]
Mar-2031	Jul-2025	1	[***]	65854	[***]	OPEX	Note 3	[***]	[***]	[***]	[***]	[***]
Apr-2031	Jul-2025	1	[***]	65856	[***]	OPEX	Note 3	[***]	[***]	[***]	[***]	[***]
May-2031	Aug-2025	1	[***]	65860	[***]	OPEX	Note 3	[***]	[***]	[***]	[***]	[***]
Jun-2031	Aug-2025	1	[***]	65858	[***]	OPEX	Note 3	[***]	[***]	[***]	[***]	[***]
Jul-2031	Sep-2025	1	[***]	65862	[***]	OPEX	Note 3	[***]	[***]	[***]	[***]	[***]
Aug-2031	Oct-2025	1	[***]	65864	[***]	OPEX	Note 3	[***]	[***]	[***]	[***]	[***]
Sep-2031	Nov-2025	1	[***]	65866	[***]	OPEX	Note 3	[***]	[***]	[***]	[***]	[***]
Oct-2031	Dec-2025	1	[***]	65867	[***]	OPEX	Note 3	[***]	[***]	[***]	[***]	[***]

Total:	180

* [***]
** Manufacturer Serial Numbers (MSN) are for reference only and are subject to change.
† [***]
Notes:
(1) [***]
(2) [***]
(3) [***]
(4) [***]

SA-12
SWA-PA-03729 107813 / 108198 / 108732	Boeing Proprietary	Page 5

Table 1B To
Purchase Agreement No. PA-03729
Aircraft Delivery, Description, Price and Advance Payments
737-7 Aircraft

Airframe Model/MTOW:	737-7	177,000 pounds	Detail Specification:	D019A008SWA17P-1
Engine Model/Thrust:	CFMLEAP-1B27C	26,400 pounds	Airframe Price Base Year/Escalation Formula:	Jul-11	ECI-MFG/CPI
Airframe Price:		[***]	Engine Price Base Year/Escalation Formula:	N/A	N/A
Optional Features:		[***]
Sub-Total of Airframe and Features:		[***]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[***]	Base Year Index (ECI):		[***]
Aircraft Basic Price (Excluding BFE/SPE):		[***]	Base Year Index (CPI):		[***]
Buyer Furnished Equipment (BFE) Estimate:		[***]
Seller Purchased Equipment (SPE) Estimate:		[***]

Delivery Date*	Original Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer			Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
				Serial Number**	Escalation Factor	Note		At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Jan-22	Apr-2019	3	[***]	42586, 42587, 42588	[***]		[***]	[***]	[***]	[***]	[***]
Jan-22	May-2019	1	[***]	42589	[***]		[***]	[***]	[***]	[***]	[***]
Feb-22	May-2019	1	[***]	42590	[***]		[***]	[***]	[***]	[***]	[***]
Feb-22	Aug-2019	2	[***]	42561, 42569	[***]		[***]	[***]	[***]	[***]	[***]
Jun-22	Jan-2023	1	[***]	42591	[***]		[***]	[***]	[***]	[***]	[***]
Jun-22	Feb-2023	1	[***]	42592	[***]		[***]	[***]	[***]	[***]	[***]
Jun-22	Mar-2023	1	[***]	42595	[***]		[***]	[***]	[***]	[***]	[***]
Jun-22	Apr-2023	1	[***]	42598	[***]		[***]	[***]	[***]	[***]	[***]
Jun-22	May-2023	1	[***]	42600	[***]		[***]	[***]	[***]	[***]	[***]
Jul-22	Jun-2023	1	[***]	42602	[***]		[***]	[***]	[***]	[***]	[***]
Jul-22	Jul-2023	1	[***]	42603	[***]		[***]	[***]	[***]	[***]	[***]
Jul-22	Aug-2023	1	[***]	42604	[***]		[***]	[***]	[***]	[***]	[***]
Jul-22	Sep-2023	1	[***]	42609	[***]		[***]	[***]	[***]	[***]	[***]
Aug-22	Oct-2023	1	[***]	42614	[***]		[***]	[***]	[***]	[***]	[***]
Aug-22	Nov-2023	1	[***]	42613	[***]		[***]	[***]	[***]	[***]	[***]
Aug-22	Dec-2023	1	[***]	42616	[***]		[***]	[***]	[***]	[***]	[***]
Aug-22	Jan-2024	1	[***]	42618	[***]		[***]	[***]	[***]	[***]	[***]
Sep-22	Feb-2024	1	[***]	42620	[***]		[***]	[***]	[***]	[***]	[***]
Sep-22	Mar-2024	1	[***]	42621	[***]		[***]	[***]	[***]	[***]	[***]
Sep-22	Apr-2024	1	[***]	42623	[***]		[***]	[***]	[***]	[***]	[***]

SA-12
SWA-PA-03729 107953- 1F 116795- 1F	Boeing Proprietary	Page 1

Table 1B To
Purchase Agreement No. PA-03729
Aircraft Delivery, Description, Price and Advance Payments
737-7 Aircraft

Delivery Date*	Original Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer			Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
				Serial Number**	Escalation Factor	Note		At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Oct-22	May-2024	1	[***]	42627	[***]		[***]	[***]	[***]	[***]	[***]
Oct-22	Jun-2024	1	[***]	42629	[***]		[***]	[***]	[***]	[***]	[***]
Oct-22	Jul-2024	1	[***]	42631	[***]		[***]	[***]	[***]	[***]	[***]
Nov-22	Aug-2024	1	[***]	42632	[***]		[***]	[***]	[***]	[***]	[***]
Nov-22	Sep-2024	1	[***]	42635	[***]		[***]	[***]	[***]	[***]	[***]
Dec-22	Oct-2024	1	[***]	42638	[***]		[***]	[***]	[***]	[***]	[***]
Dec-22	Nov-2024	1	[***]	42642	[***]		[***]	[***]	[***]	[***]	[***]
Jan-2023	Jul-21	2	[***]	42657, 42671	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Feb-2023	Mar-22	2	[***]	42679, 42678	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Feb-2023	Apr-22	1	[***]	42688	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Mar-2023	Apr-22	2	[***]	42681, 42680	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Mar-2023	May-22	1	[***]	42684	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Apr-2023	May-22	2	[***]	42683, 42682	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Apr-2023	Jun-22	1	[***]	42687	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
May-2023	Jun-22	2	[***]	42686, 42685	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
May-2023	Jul-22	1	[***]	42690	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Jun-2023	Jul-22	1	[***]	42689	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Jun-2023	Aug-22	1	[***]	42693	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Jul-2023	Aug-22	1	[***]	42695	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Jul-2023	Jan-23	1	[***]	42565	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Aug-2023	Jan-23	1	[***]	42560	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Aug-2023	Feb-23	2	[***]	42562, 42564	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Sep-2023	Mar-23	1	[***]	42557	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Sep-2023	Apr-23	1	[***]	42555	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Oct-2023	May-23	2	[***]	42594, 42568	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Oct-2023	Jun-23	1	[***]	42581	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Nov-2023	Jul-23	2	[***]	42582, 42597	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Dec-2023	Aug-23	1	[***]	42593	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Dec-2023	Sep-23	1	[***]	42578	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Jan-2024	Sep-23	1	[***]	42601	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]

SA-12
SWA-PA-03729 107953- 1F 116795- 1F	Boeing Proprietary	Page 2

Table 1B To
Purchase Agreement No. PA-03729
Aircraft Delivery, Description, Price and Advance Payments
737-7 Aircraft

Delivery Date*	Original Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer			Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
				Serial Number**	Escalation Factor	Note		At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Jan-2024	Oct-23	1	[***]	42605	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Feb-2024	Dec-23	1	[***]	42583	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Feb-2024	Jan-24	2	[***]	42584, 42585	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Mar-2024	Jan-24	1	[***]	42611	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Mar-2024	Feb-24	2	[***]	42596, 42599	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Apr-2024	Feb-24	1	[***]	42612	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Apr-2024	Apr-24	2	[***]	42606, 42617	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
May-2024	May-24	3	[***]	42608, 42619, 42622	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Jun-2024	Jun-24	1	[***]	42610	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Jun-2024	Aug-24	1	[***]	42626	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Jul-2024	Aug-24	1	[***]	42624	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Jul-2024	Sep-24	1	[***]	42630	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Aug-2024	Oct-24	2	[***]	42625, 42636	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Aug-2024	Nov-24	1	[***]	42639	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Sep-2024	Dec-24	2	[***]	42640, 42628	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Oct-2024	Feb-25	1	[***]	42643	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Oct-2024	Mar-25	2	[***]	42645, 42644	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Nov-2024	Apr-25	2	[***]	42659, 42660	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Dec-2024	May-25	1	[***]	42663	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Dec-2024	Jun-25	1	[***]	42667	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Jan-2025	Jul-25	1	[***]	42668	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Jan-2025	Aug-25	1	[***]	42675	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Feb-2025	Sep-25	2	[***]	42677, 42676	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Feb-2025	Oct-25	1	[***]	42692	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Mar-2025	Oct-25	1	[***]	42696	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Mar-2025	Nov-25	2	[***]	42698, 42700	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Apr-2025	Dec-25	2	[***]	42702, 42701	[***]	***737-8 Sub	[***]	[***]	[***]	[***]	[***]
Apr-2025		1	[***]		[***]		[***]	[***]	[***]	[***]	[***]
May-2025		3	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Jun-2025		2	[***]		[***]		[***]	[***]	[***]	[***]	[***]

SA-12
SWA-PA-03729 107953- 1F 116795- 1F	Boeing Proprietary	Page 3

Table 1B To
Purchase Agreement No. PA-03729
Aircraft Delivery, Description, Price and Advance Payments
737-7 Aircraft

Delivery Date*	Original Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer			Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
				Serial Number**	Escalation Factor	Note		At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Jul-2025		2	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Aug-2025		2	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Sep-2025		2	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Oct-2025		3	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Nov-2025		2	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Dec-2025		3	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Jan-2026		1	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Feb-2026		1	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Mar-2026		2	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Apr-2026		1	[***]		[***]		[***]	[***]	[***]	[***]	[***]
May-2026		2	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Jun-2026		1	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Jul-2026		1	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Aug-2026		1	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Sep-2026		1	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Oct-2026		2	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Nov-2026		1	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Dec-2026		1	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Jan-2027		1	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Feb-2027		1	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Mar-2027		2	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Apr-2027		1	[***]		[***]		[***]	[***]	[***]	[***]	[***]
May-2027		2	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Jun-2027		1	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Jul-2027		1	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Aug-2027		1	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Sep-2027		1	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Oct-2027		2	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Nov-2027		1	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Dec-2027		1	[***]		[***]		[***]	[***]	[***]	[***]	[***]

SA-12
SWA-PA-03729 107953- 1F 116795- 1F	Boeing Proprietary	Page 4

Table 1B To
Purchase Agreement No. PA-03729
Aircraft Delivery, Description, Price and Advance Payments
737-7 Aircraft

Delivery Date*	Original Delivery Date*	Number of Aircraft	Escalation Factor (Airframe	Manufacturer			Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
				Serial Number**	Escalation Factor	Note		At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Jan-2028		1	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Feb-2028		1	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Mar-2028		2	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Apr-2028		1	[***]		[***]		[***]	[***]	[***]	[***]	[***]
May-2028		2	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Jun-2028		1	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Jul-2028		1	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Aug-2028		1	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Sep-2028		1	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Oct-2028		2	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Nov-2028		1	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Dec-2028		1	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Jan-2029		2	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Feb-2029		1	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Mar-2029		2	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Apr-2029		1	[***]		[***]		[***]	[***]	[***]	[***]	[***]
May-2029		2	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Jun-2029		2	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Jul-2029		2	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Aug-2029		2	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Sep-2029		2	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Oct-2029		1	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Nov-2029		1	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Dec-2029		2	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Jan-2030		1	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Feb-2030		1	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Mar-2030		2	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Apr-2030		1	[***]		[***]		[***]	[***]	[***]	[***]	[***]
May-2030		2	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Jun-2030		1	[***]		[***]		[***]	[***]	[***]	[***]	[***]

SA-12
SWA-PA-03729 107953- 1F 116795- 1F	Boeing Proprietary	Page 5

Table 1B To
Purchase Agreement No. PA-03729
Aircraft Delivery, Description, Price and Advance Payments
737-7 Aircraft

Delivery Date*	Original Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer			Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
				Serial Number**	Escalation Factor	Note		At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Jul-2030		1	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Aug-2030		1	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Sep-2030		1	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Oct-2030		2	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Nov-2030		1	[***]		[***]		[***]	[***]	[***]	[***]	[***]
Dec-2030		1	[***]		[***]		[***]	[***]	[***]	[***]	[***]

Total:	200

* [***]
.
** Manufacturer Serial Numbers (MSN) are for reference only and are subject to change.
*** [***]

Notes:
(1) [***].

SA-12
SWA-PA-03729 107953- 1F 116795- 1F	Boeing Proprietary	Page 6

AIRCRAFT CONFIGURATION FOR

REMARKET AIRCRAFT

BETWEEN

THE BOEING COMPANY

AND

SOUTHWEST AIRLINES CO.

EXHIBIT A-3 to PURCHASE AGREEMENT NUMBER PA-03729

BOEING PROPRIETARY

Exhibit A-3

AIRCRAFT CONFIGURATION for Remarket aircraft

Dated March < >, 2021

relating to

BOEING MODEL 737-8 REMARKET AIRCRAFT

This Exhibit A-3 contains the As-Built Configuration for Initial Technical Acceptance of the Remarket Aircraft identified below, and will be amended by way of supplemental agreement, pursuant to the provisions of Letter Agreement SWA-PA-03729-LA-2100700, entitled “Remarket Aircraft Open Matters,” to describe the Delivery Configuration of the Remarket Aircraft, subsequent to Boeing and Customer finalizing the Delivery Configuration for the Remarket Aircraft.

EXHIBIT A-3
THE AS-BUILT CONFIGURATION FOR THE REMARKET AIRCRAFT IS UNDETERMINED AT THIS POINT IN TIME. ONCE THE AS-BUILT CONFIGURATION IS DETERMINED, A REVISION TO THIS EXHIBIT A-3 WILL BE INCORPORATED INTO THE PURCHASE AGREEMENT.

SWA-PA-03729	SA-12

BOEING PROPRIETARY

REMARKET AIRCRAFT TECHNICAL ACCEPTANCE AND DELIVERY REQUIREMENTS AND RESPONSIBILITIES

between

THE BOEING COMPANY

and

SOUTHWEST aIRLINES co.

Exhibit B-1 to Purchase Agreement
Number PA-03729

SWA-PA-03729 Exhibit B-1		SA-12

BOEING PROPRIETARY

EXHIBIT B-1

REMARKET AIRCRAFT TECHNICAL ACCEPTANCE AND DELIVERY REQUIREMENTS AND RESPONSIBILITIES

relating to

Boeing Model 737-8 Remarket Aircraft

Both Boeing and Customer have certain documentation and approval responsibilities at various times during the construction and delivery cycle of the Remarket Aircraft that are critical to accomplishing final delivery of the Reconfigured Remarket Aircraft, and ensuring a positive experience for both parties. This Exhibit B-1 documents those responsibilities and indicates recommended completion deadlines for the actions to be accomplished.

EXHIBIT B-1
THE REMARKET AIRCRAFT TECHNICAL ACCEPTANCE AND
DELIVERY REQUIREMENTS AND RESPONSIBILITIES ARE UNDETERMINED AT THIS POINT IN TIME. ONCE THE REMARKET AIRCRAFT TECHNICAL ACCEPTANCE AND
DELIVERY REQUIREMENTS AND RESPONSIBILITIES ARE DETERMINED, A REVISION TO THIS EXHIBIT B-1 WILL BE INCORPORATED INTO THE PURCHASE AGREEMENT.

SWA-PA-03729 Exhibit B-1		SA-12

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle WA 98124-2207

SWA-PA-03729-LA-1106471R2
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611
Subject:    Substitute Aircraft
References:    1)    Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 and 737-7 aircraft (Aircraft)
2)    Letter Agreement No. SWA-PA-03729-LA-1106469, [***]
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.[***]

2.[***]

SWA-PA-03729 LA-1106471R2		SA-12
Aircraft Model Substitution		Page 1
BOEING PROPRIETARY

3.     [***]

4.      [***]

SWA-PA-03729 LA-1106471R2		SA-12
Aircraft Model Substitution		Page 2
BOEING PROPRIETARY

5. Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.
6. Confidential Treatment.
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties.  Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a

SWA-PA-03729 LA-1106471R2		SA-12
Aircraft Model Substitution		Page 3
BOEING PROPRIETARY

need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY
By	/s/ Carson J May
Name	Carson J. May
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this
Date:	March 24, 2021

SOUTHWEST AIRLINES CO.
By	/s/ Michael Van de Ven
Name	Michael Van de Ven
Its	Chief Operating Officer

SWA-PA-03729 LA-1106471R2		SA-12
Aircraft Model Substitution		Page 4
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle WA 98124-2207

SWA-PA-03729-LA-1106473R2
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611
Subject:    [***]
References:    1)    Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 and Model 737-7 aircraft
2)    Letter Agreement SWA-PA-03729-LA-1106471R2 entitled “Substitute Aircraft” (Substitution Letter)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.    [***]

SWA-PA-03729 LA-1106473R2	SA-12
[***]	Page 1
BOEING PROPRIETARY

SWA-PA-03729 LA-1106473R2	SA-12
[***]	Page 2
BOEING PROPRIETARY

2.     [***]

SWA-PA-03729 LA-1106473R2	SA-12
[***]	Page 3
BOEING PROPRIETARY

SWA-PA-03729 LA-1106473R2	SA-12
[***]	Page 4
BOEING PROPRIETARY

SWA-PA-03729 LA-1106473R2	SA-12
[***]	Page 5
BOEING PROPRIETARY

3.    [***]

4.     Assignment.
Unless otherwise noted herein, [***] described in this Letter Agreement are provided [***] to Customer and in consideration of Customer’s taking title to the Substitute Aircraft at time of delivery and becoming the operator of the Substitute Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.
5. Confidentiality
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties. Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of

SWA-PA-03729 LA-1106473R2	SA-12
[***]	Page 6
BOEING PROPRIETARY

Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.
Very truly yours,

THE BOEING COMPANY
By	/s/ Carson J May
Name	Carson J May
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this
Date:	March 24 , 2021
SOUTHWEST AIRLINES CO.
By	/s/ Michael Van de Ven
Name	Michael Van de Ven
Its	Chief Operating Officer

SWA-PA-03729 LA-1106473R2	SA-12
[***]	Page 7
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle WA 98124-2207

SWA-PA-03729-LA-1106474R3
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611
Subject:         Option Aircraft
Reference:    Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 aircraft and Model 737-7 aircraft
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.Right to Purchase Option Aircraft.
Subject to the terms and conditions contained in this Letter Agreement, in addition to the Aircraft described in Table 1 to the Purchase Agreement as of the date of execution of this Letter Agreement, Customer will have the option to purchase additional Boeing Model 737-8 aircraft as option aircraft (Option Aircraft).
2.Delivery.
The number of Option Aircraft and delivery dates are listed in the Attachment 1-A and 1-B (collectively Attachment 1) to this Letter Agreement. The Attachment 1-A Aircraft are the Original Option Aircraft (Original Option Aircraft) and the Attachment 1-B are the 2020 Option Aircraft (2020 Option Aircraft).
3.Configuration.
3.1 Subject to the provisions of Article 3.2, below, the configuration for the Option Aircraft will be the Detail Specification for Boeing Model 737-8 aircraft at the revision level in effect at the time of Definitive Agreement (as defined in Article 8). Such Detail Specification will be revised to include (i) changes applicable to the Detail Specification that are developed by Boeing between the Option Exercise Date (as defined below) and the signing of the Definitive Agreement, (ii) changes required to obtain required regulatory certificates, and (iii) other changes as mutually agreed.

SWA-PA-03729 LA-1106474R3	SA-12
Option Aircraft	Page 1
BOEING PROPRIETARY

3.2 Boeing reserves the right to configure the Option Aircraft starting from a different configuration specification, provided that it can achieve the same configuration which would result pursuant to the provisions of Article 3.1.
4.     [***]

5.     [***]

SWA-PA-03729 LA-1106474R3	SA-12
Option Aircraft	Page 2
BOEING PROPRIETARY

6.     [***]

7.     [***]

8.     [***]

9.     Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Option Aircraft and cannot be assigned in whole or in part.
10.     Confidentiality.
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties.  Customer agrees

SWA-PA-03729 LA-1106474R3	SA-12
Option Aircraft	Page 3
BOEING PROPRIETARY

to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY
By	/s/ Carson J May
Name	Carson J May
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this
Date:	March 24 , 2021

SOUTHWEST AIRLINES CO.
By	/s/ Michael Van de Ven
Name	Michael Van de Ven
Its	Chief Operating Officer

SWA-PA-03729 LA-1106474R3	SA-12
Option Aircraft	Page 4
BOEING PROPRIETARY

Attachment 1-A To
Letter Agreement No. 1106474
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW: 737-8 Engine Model/Thrust: CFMLEAP-1B28(1)	181,200 pounds 28,800 pounds	Detail Specification: Airframe Price Base Year/Escalation Formula:	D019A008-S (5/1/2017) Jul-11	ECI-MFG/CPI
Airframe Price:	[***]	Engine Price Base Year/Escalation Formula:	N/A	N/A
Optional Features:	[***]
Sub-Total of Airframe and Features:	[***]	Airframe Escalation Data:
Engine Price (Per Aircraft):	[***]	Base Year Index (ECI):	[***]
Aircraft Basic Price (Excluding BFE/SPE):	[***]	Base Year Index (CPI):	[***]
Buyer Furnished Equipment (BFE) Estimate:	[***]
Seller Purchased Equipment (SPE) Estimate:	[***]

Non-Refundable Deposit/Aircraft at Def Agreement:     [***]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Option Exercise Date Deadline	Note	MSN	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
							At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Mar-2022	5	[***]	[***]	Remarket Aircraft**	67206, 67205, 67207, 67208, 67209	[***]	[***]	[***]	[***]	[***]
Apr-2022	5	[***]	[***]	Remarket Aircraft**	67210, 67211, 67212, 67213, 67214	[***]	[***]	[***]	[***]	[***]
May-2022	1	[***]	[***]	Remarket Aircraft**		[***]	[***]	[***]	[***]	[***]
May-2022	4	[***]	[***]	Remarket Aircraft**	67216, 67215, 67218, 67217	[***]	[***]	[***]	[***]	[***]
Jun-2022	3	[***]	[***]	Remarket Aircraft**		[***]	[***]	[***]	[***]	[***]
Jul-2022	3	[***]	[***]	Remarket Aircraft**		[***]	[***]	[***]	[***]	[***]
Aug-2022	3	[***]	[***]	Remarket Aircraft**		[***]	[***]	[***]	[***]	[***]
Sep-2022	1	[***]	[***]	Remarket Aircraft**		[***]	[***]	[***]	[***]	[***]
Sep-2022	2	[***]	[***]			[***]	[***]	[***]	[***]	[***]
Oct-2022	1	[***]	[***]	Remarket Aircraft**		[***]	[***]	[***]	[***]	[***]
Oct-2022	3	[***]	[***]			[***]	[***]	[***]	[***]	[***]
Nov-2022	3	[***]	[***]	Remarket Aircraft**		[***]	[***]	[***]	[***]	[***]
Nov-2022	3	[***]	[***]			[***]	[***]	[***]	[***]	[***]
Dec-2022	3	[***]	[***]	Remarket Aircraft**		[***]	[***]	[***]	[***]	[***]
Dec-2022	2	[***]	[***]			[***]	[***]	[***]	[***]	[***]
Jan-2023	2	[***]	[***]	Remarket Aircraft**		[***]	[***]	[***]	[***]	[***]
Jan-2023	1	[***]	[***]			[***]	[***]	[***]	[***]	[***]
Feb-2023	3	[***]	[***]	Remarket Aircraft**		[***]	[***]	[***]	[***]	[***]
Mar-2023	2	[***]	[***]	Remarket Aircraft**		[***]	[***]	[***]	[***]	[***]

SWA-PA-03729-LA-1106474 107813 116801- 1F.txt	Boeing Proprietary	Page 1

Attachment 1-A To
Letter Agreement No. 1106474
Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Option Exercise Date Deadline	Note	MSN	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
							At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
Mar-2023	1	[***]	[***]			[***]	[***]	[***]	[***]	[***]
Apr-2023	2	[***]	[***]	Remarket Aircraft**		[***]	[***]	[***]	[***]	[***]
May-2023	3	[***]	[***]	Remarket Aircraft**		[***]	[***]	[***]	[***]	[***]
Jun-2023	2	[***]	[***]	Remarket Aircraft**		[***]	[***]	[***]	[***]	[***]
Jul-2023	3	[***]	[***]	Remarket Aircraft**		[***]	[***]	[***]	[***]	[***]
Jul-2023	2	[***]	[***]			[***]	[***]	[***]	[***]	[***]
Aug-2023	2	[***]	[***]	Remarket Aircraft**		[***]	[***]	[***]	[***]	[***]
Sep-2023	2	[***]	[***]	Remarket Aircraft**		[***]	[***]	[***]	[***]	[***]
Sep-2023	2	[***]	[***]			[***]	[***]	[***]	[***]	[***]
Oct-2023	3	[***]	[***]	Remarket Aircraft**		[***]	[***]	[***]	[***]	[***]
Nov-2023	2	[***]	[***]	Remarket Aircraft**		[***]	[***]	[***]	[***]	[***]
Nov-2023	2	[***]	[***]			[***]	[***]	[***]	[***]	[***]
Dec-2023	2	[***]	[***]	Remarket Aircraft**		[***]	[***]	[***]	[***]	[***]
Dec-2023	2	[***]	[***]			[***]	[***]	[***]	[***]	[***]
Jan-2024	3	[***]	[***]			[***]	[***]	[***]	[***]	[***]
Feb-2024	3	[***]	[***]			[***]	[***]	[***]	[***]	[***]
Mar-2024	4	[***]	[***]			[***]	[***]	[***]	[***]	[***]
Apr-2024	4	[***]	[***]			[***]	[***]	[***]	[***]	[***]
May-2024	3	[***]	[***]			[***]	[***]	[***]	[***]	[***]
Jun-2024	2	[***]	[***]			[***]	[***]	[***]	[***]	[***]
Jun-2024	1	[***]	[***]			[***]	[***]	[***]	[***]	[***]
Jan-2025	3	[***]	[***]			[***]	[***]	[***]	[***]	[***]
Feb-2025	3	[***]	[***]			[***]	[***]	[***]	[***]	[***]
Mar-2025	4	[***]	[***]			[***]	[***]	[***]	[***]	[***]
Apr-2025	4	[***]	[***]			[***]	[***]	[***]	[***]	[***]
May-2025	1	[***]	[***]			[***]	[***]	[***]	[***]	[***]
May-2025	3	[***]	[***]	Previously Earned	***	[***]	[***]	[***]	[***]	[***]
Jun-2025	2	[***]	[***]	Previously Earned	***	[***]	[***]	[***]	[***]	[***]

Total:	120
*[***]

SWA-PA-03729-LA-1106474 107813 116801- 1F.txt	Boeing Proprietary	Page 2

Attachment 1-A To
Letter Agreement No. 1106474
Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Option Exercise Date Deadline	Note	MSN	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
							At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]

** [***]
***[***]

Note:

(1) [***]

SWA-PA-03729-LA-1106474 107813 116801- 1F.txt	Boeing Proprietary	Page 3

Attachment 1-B To
Letter Agreement No. 1106474
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-8	181,200 pounds	Detail Specification:	D019A008-S (5/1/2017)
Engine Mode/Thrust:	CFMLEAP-1B28(1)	28,800 pounds	Airframe Price Base Year/Escalation Formula:	Jul-11	Non-Standard
Airframe Price:		[***]	Engine Price Base Year/Escalation Formula:	Jul-11	Non-Standard
Optional Features:		[***]
Sub-Total of Airframe and Features:		[***]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[***]	Base Year Index (ECI):
Aircraft Basic Price (Excluding BFE/SPE):		[***]	Base Year Index (CPI):
Buyer Furnished Equipment (BFE) Estimate:		[***]
Seller Purchased Equipment (SPE) Estimate:		[***]

Deposit per Aircraft:		[***]

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Option Exercise Date	Escalation	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
			Deadline	Factor
Jul-2024	3	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Aug-2024	3	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Sep-2024	4	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Oct-2024	4	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Nov-2024	3	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Dec-2024	3	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Jun-2025	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Jul-2025	3	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Aug-2025	3	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Sep-2025	4	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Oct-2025	3	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Nov-2025	3	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Dec-2025	3	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

SWA-PA-03729-LA-116800- 1F.txt	Boeing Proprietary	Page 1

Attachment 1-B To
Letter Agreement No. 1106474
Aircraft Delivery, Description, Price and Advance Payments

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Option Exercise Date	Escalation	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
			Deadline	Factor
Jan-2026	3	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Feb-2026	3	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Mar-2026	4	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Apr-2026	4	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
May-2026	3	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Jun-2026	3	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Jul-2026	3	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Aug-2026	3	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Sep-2026	4	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Oct-2026	4	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Nov-2026	3	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Dec-2026	3	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Jan-2027	2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Feb-2027	2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Mar-2027	3	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Apr-2027	3	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
May-2027	3	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Jun-2027	2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Jul-2027	2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Aug-2027	2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Sep-2027	3	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Oct-2027	3	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Nov-2027	3	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Dec-2027	2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Jan-2028	2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

SWA-PA-03729-LA-116800- 1F.txt	Boeing Proprietary	Page 2

Attachment 1-B To
Letter Agreement No. 1106474
Aircraft Delivery, Description, Price and Advance Payments

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Option Exercise Date	Escalation	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
			Deadline	Factor
Feb-2028	2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Mar-2028	3	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Apr-2028	3	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
May-2028	3	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Jun-2028	2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Jul-2028	2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Aug-2028	2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Sep-2028	3	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Oct-2028	3	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Nov-2028	3	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Dec-2028	2	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Jan-2029	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Feb-2029	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Mar-2029	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Apr-2029	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
May-2029	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Jun-2029	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Jul-2029	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Aug-2029	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Sep-2029	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Oct-2029	1	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Total:	150
* [***]

SWA-PA-03729-LA-116800- 1F.txt	Boeing Proprietary	Page 3

Attachment 1-B To
Letter Agreement No. 1106474
Aircraft Delivery, Description, Price and Advance Payments

Delivery Date*	Number of Aircraft	Escalation Factor (Airframe)	Option Exercise Date	Escalation	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing [***]	24 Mos. [***]	21/18/12/9/6 Mos. [***]	Total [***]
			Deadline	Factor

Note:
(1) [***]

SWA-PA-03729-LA-116800- 1F.txt	Boeing Proprietary	Page 4

The Boeing Company P.O. Box 3707 Seattle WA 98124-2207
SWA-PA-03729-LA-1106475R4
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611
Subject:            [***]
References:    1)    Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 and Model 737-7 aircraft
2)     Letter Agreement SWA-PA-03729-LA-1106474R2 entitled “Option Aircraft” (Option Aircraft Letter Agreement)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.[***]

SWA-PA-03729-LA-1106475R4	SA-12
[***]	Page 2
BOEING PROPRIETARY

SWA-PA-03729-LA-1106475R4	SA-12
[***]	Page 3
BOEING PROPRIETARY

2.[***]

3.Assignment.
Unless otherwise noted herein, [***] described in this Letter Agreement are provided [***] to Customer and in consideration of Customer’s taking title to the Option Aircraft at time of delivery and becoming the operator of the Option Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.

SWA-PA-03729-LA-1106475R4	SA-12
[***]	Page 4
BOEING PROPRIETARY

4.Confidentiality
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties.  Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.

SWA-PA-03729-LA-1106475R4	SA-12
[***]	Page 5
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY
By	/s/ Carson J May
Name	Carson J May
Its	Attorney-In-Fact
ACCEPTED AND AGREED TO this
Date:	March 24 , 2021
SOUTHWEST AIRLINES CO.
By	/s/ Michael Van de Ven
Name	Michael Van de Ven
Its	Chief Operating Officer

SWA-PA-03729-LA-1106475R4	SA-12
[***]	Page 6
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle WA 98124-2207
SWA-PA-03729-LA-1106484R2
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611
Subject:    [***]
Reference:    Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 and 737-7 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.Defined Terms: The following capitalized terms have the following meaning:
1.1         [***]
1.2        [***]
1.3        Program Aircraft means each firm and exercised Option Aircraft specified in Table 1 of the Purchase Agreement as of the date of this Letter that are scheduled for delivery prior to 2024.
2.[***]

3.[***]

SWA-PA-03729-LA-1106484R3	SA-12
[***]	Page 1
BOEING PROPRIETARY

4.[***]

SWA-PA-03729-LA-1106484R2	SA-12
[***]	Page 2
BOEING PROPRIETARY

5.[***]

6.[***]

7.Assignment. Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.
8.Confidentiality. Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties.  Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a

SWA-PA-03729-LA-1106484R2	SA-12
[***]	Page 3
BOEING PROPRIETARY

confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.
Very truly yours,

THE BOEING COMPANY
By	/s/ Carson J May
Its	Attorney-In-Fact
ACCEPTED AND AGREED TO this
Date:	March 25 , 2021
SOUTHWEST AIRLINES CO.
By	/s/ Michael Van de Ven
Its	Chief Operating Officer

SWA-PA-03729-LA-1106484R2	SA-12
[***]	Page 4
BOEING PROPRIETARY

ATTACHMENT A
[***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

SWA-PA-03729-LA-1106484R2	SA-12
[***]	Page 5

BOEING PROPRIETARY

ATTACHMENT B [***]

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

SWA-PA-03729-LA-1106484R2	SA-12
[***]	Page 6
BOEING PROPRIETARY

ATTACHMENT B [***]

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

SWA-PA-03729-LA-1106484R2	SA-12
[***]	Page 7
BOEING PROPRIETARY

ATTACHMENT B [***]

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

SWA-PA-03729-LA-1106484R2	SA-12
[***]	Page 8
BOEING PROPRIETARY

ATTACHMENT B [***]

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]

SWA-PA-03729-LA-1106484R2	SA-12
[***]	Page 9
BOEING PROPRIETARY

ATTACHMENT B [***]

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]

SWA-PA-03729-LA-1106484R2	SA-12
[***]	Page 10
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle WA 98124-2207

SWA-PA-03729-LA-1301170R3
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611
Subject:    [***]
Reference:    Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 and 737-7 aircraft
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.[***]

SWA-PA-03729-LA-1301170R3	SA-12
[***]	Page 1
BOEING PROPRIETARY

SWA-PA-03729-LA-1301170R3	SA-12
[***]	Page 2
BOEING PROPRIETARY

2.[***]

3.Assignment.
Unless otherwise noted herein, [***] described in this Letter Agreement are provided [***] to Customer and in consideration of Customer’s taking title to the 737-7 Aircraft at time of delivery and becoming the operator of the 737-7 Aircraft. This Letter

SWA-PA-03729-LA-1301170R3	SA-12
[***]	Page 3
BOEING PROPRIETARY

Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.

4.Confidentiality
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties.  Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.

SWA-PA-03729-LA-1301170R3	SA-12
[***]	Page 4
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY
By	/s/ Carson J May

Name	Carson J May
Its	Attorney-In-Fact
ACCEPTED AND AGREED TO this
Date:	March 24 , 2021
SOUTHWEST AIRLINES CO.
By	/s/ Michael Van de Ven
Name	Michael Van de Ven
Its	Chief Operating Officer

SWA-PA-03729-LA-1301170R3	SA-12
[***]	Page 5
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle WA 98124-2207
SWA-PA-03729-LA-1602486R1
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611
Subject:    [***]
Reference:    Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 and 737-7 aircraft
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
[***]
1.Definitions.
In this Letter Agreement, the following terms have meanings as follows:
Aircraft refers to any of the Boeing Model 737-8 and 737-7 aircraft described in Table 1A and Table 1B, respectively, of the Purchase Agreement.
[***]

[***]

Effective Date means the date on which SA-12 is mutually executed by the parties.
[***]

2.     [***]

SWA-PA-03729-LA-1602486R1	SA-12
[***]	Page 1
BOEING PROPRIETARY

3.     [***]

4.     [***]

SWA-PA-03729-LA-1301170R3	SA-12
[***]	Page 2
BOEING PROPRIETARY

5.     [***]

6.     [***]

7.     [***]

8.     [***]

9.     [***]

10.     Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or in part.

SWA-PA-03729-LA-1301170R3	SA-12
[***]	Page 3
BOEING PROPRIETARY

11.     Confidentiality.
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties.  Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.

SWA-PA-03729-LA-1301170R3	SA-12
[***]	Page 4
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY
By	/s/ Carson J May
Name	Carson J May
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this
Date:	March 24 , 2021
SOUTHWEST AIRLINES CO.
By	/s/ Michael Van de Ven
Name	Michael Van de Ven
Its	Chief Operating Officer

SWA-PA-03729-LA-1301170R3	SA-12
[***]	Page 5
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207

SWA-PA-03729-LA-2100594

Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:    737-8 Remarket Aircraft

Reference:    a) Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to models 737-8 and 737-7 aircraft (Aircraft); and

    b) Letter Agreement No. SWA-PA-03729-LA-2100700 entitled “Remarket Aircraft – Open Configuration Matters” (Remarket Aircraft Open Configuration Matters) to the Purchase Agreement

    This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement and governs Customer’s purchase of sixty (60) remarket Boeing model 737-8 Aircraft with CFMI engines (Remarket Aircraft), under the terms and conditions described in this Letter Agreement and the Purchase Agreement. All capitalized terms which are not otherwise defined herein shall have the definitions specified in the Purchase Agreement and other letter agreements specifically addressing the Remarket Aircraft.

    This Letter Agreement incorporates in the Purchase Agreement those terms applicable only to the Remarket Aircraft. Except as expressly amended by the terms of this Letter Agreement, Remarket Aircraft are in all other respects “Aircraft” under the terms of the Purchase Agreement.

    [***]

    [***]

SA-12

BOEING PROPRIETARY

    [***]

1.    [***]

2.    [***]

SWA-PA-03729-LA-2100594	SA-12

BOEING PROPRIETARY

`

3.    Miscellaneous.

    3.1    [***]

    3.2     [***]

    3.3    [***]

    3.4    [***]

4.    [***]

SWA-PA-03729-LA-2100594	SA-12

BOEING PROPRIETARY

5.    Assignment.

Notwithstanding any other provisions of the Purchase Agreement to the contrary, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Remarket Aircraft and the Replacement Aircraft and cannot be assigned in whole or in part.

SWA-PA-03729-LA-2100594	SA-12

BOEING PROPRIETARY

6.    Confidential Treatment.

Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Remarket Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.

SWA-PA-03729-LA-2100594	SA-12

BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Carson J May
Name	Carson J May

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	March 24, 2021

SOUTHWEST AIRLINES CO.

By	/s/ Michael Van de Ven
Name	Michael Van de Ven

Its	Chief Operating Officer

SWA-PA-03729-LA-2100594	SA-12

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207

SWA-PA-03729-LA-2100700

Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:    Remarket Aircraft – Open Matters

References:    1)    Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 and 737-7 aircraft (Aircraft)
2)    Letter Agreement No. SWA-PA-03729-LA-1106474R3 entitled “Option Aircraft” (Option Aircraft Letter Agreement) to the Purchase Agreement

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.
1.    Commitment of the Parties. Customer and Boeing agree that there are various details associated with the Remarket Aircraft in Attachment 1-A to the Option Aircraft Letter Agreement that have yet to be discussed and finalized between the Parties.

1.1     [***]

1.2     [***]

2.    [***]

SA-12

BOEING PROPRIETARY

3.    [***]

4.    [***]

5.    Confidential Treatment.

Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Remarket Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of

SWA-PA-03729-LA-2100700	SA-12
Remarket Aircraft – Open Matters	Page 2
BOEING PROPRIETARY

Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ Carson J May
Name	Carson J May

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	March 24, 2021

SOUTHWEST AIRLINES CO.

By	/s/ Michael Van de Ven
Name	Michael Van de Ven

Its	Chief Operating Officer

SWA-PA-03729-LA-2100700	SA-12
Remarket Aircraft – Open Matters	Page 3
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207
SWA-PA-03729-LA-2100811
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:        [***]

References:    1)    Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 and Model 737-7 aircraft
2)     Letter Agreement SWA-PA-03729-LA-1106474R3 entitled “Option Aircraft” (Option Aircraft Letter Agreement)
3)     Letter Agreement SWA-PA-03729-LA-1106475R4 entitled [***]

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
    [***]

    [***]

[***]

SA-12

BOEING PROPRIETARY

1.[***]

SWA-PA-03729-LA-2100811	SA-12
[***]	Page 2
BOEING PROPRIETARY

2.[***]

SWA-PA-03729-LA-2100811	SA-12
[***]	Page 3
BOEING PROPRIETARY

3.Confidentiality.
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties.  Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article)

SWA-PA-03729-LA-2100811	SA-12
[***]	Page 4
BOEING PROPRIETARY

without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY
By	/s/ Carson J May
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this
Date:	March 24 , 2021

SOUTHWEST AIRLINES CO.
By	/s/ Michael Van de Ven
Its	Chief Operating Officer

SWA-PA-03729-LA-2100811	SA-12
[***]	Page 5
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207
SWA-PA-03729-LA-2100812
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:        [***]

References:    1)    Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 and Model 737-7 aircraft
2)    Letter Agreement SWA-PA-03729-LA-1106474R3 entitled “Option Aircraft” (Option Aircraft Letter Agreement)
3)    Letter Agreement SWA-PA-03729-LA-1106475R4 entitled [***]

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
[***]

1.[***]

SA-12

BOEING PROPRIETARY

SWA-PA-03729-LA-2100812	SA-12
[***]	Page 2
BOEING PROPRIETARY

2.[***]

SWA-PA-03729-LA-2100812	SA-12
[***]	Page 3
BOEING PROPRIETARY

3.[***]

SWA-PA-03729-LA-2100812	SA-12
[***]	Page 4
BOEING PROPRIETARY

4.Confidentiality.
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties.  Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.

SWA-PA-03729-LA-2100812	SA-12
[***]	Page 5
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY
By	/s/ Carson J May
Name	Carson J May
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this
Date:	March 24 , 2021

SOUTHWEST AIRLINES CO.
By	/s/ Michael Van de Ven
Name	Michael Van de Ven
Its	Chief Operating Officer

SWA-PA-03729-LA-2100812	SA-12
[***]	Page 6
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207
SWA-PA-03729-LA-2100813
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611
Subject:    [***]
Reference:    Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 aircraft and Model 737-7 aircraft
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

    [***]

1.[***]

2.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and leased aircraft and cannot be assigned in whole or in part.
3.Confidentiality
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties.  Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and

SA-12

BOEING PROPRIETARY

officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.

SWA-PA-03729-LA-2100813	SA-12
[***]	Page 2
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Carson J May

Name	Carson J May
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	March 24 , 2021

SOUTHWEST AIRLINES CO.

By	/s/ Michael Van de Ven

Name	Michael Van de Ven

Its	Chief Operating Officer

SWA-PA-03729-LA-2100813	SA-12
[***]	Page 3
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207

SWA-PA-03729-LA-2100814

Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:    [***]

Reference:    Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 and 737-7 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.
1.Definitions.
[***]

[***]

[***]

[***]
Option Aircraft will have the meaning specified in Letter Agreement Number LA-1106474R3 relating to Option Aircraft.
Original Option Aircraft will have the meaning specified in Letter Agreement Number LA-1106474R3 relating to Option Aircraft.
2020 Option Aircraft will have the meaning specified in Letter Agreement Number LA-1106474R3 relating to Option Aircraft.
Program Aircraft means (i) each firm and exercised Option Aircraft in Table 1 of the Purchase Agreement as of the date of this Letter Agreement that are scheduled

SWA-PA-03729-LA-2100814	SA-12
[***]	Page 1
BOEING PROPRIETARY

for delivery after January 1, 2024, (ii) each of the (100) 737-7 firm Aircraft, (iii) each exercised Original Option Aircraft, and (iv) each exercised 2020 Option Aircraft.
[***]

2.Applicability.
2.1    [***]

2.2    [***]

3.[***]

4.[***]

5.[***]

SWA-PA-03729-LA-2100814	SA-12
[***]	Page 2
BOEING PROPRIETARY

6.[***]

7.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing.
8.Confidentiality.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

ACCEPTED AND AGREED TO this

Date:	March 24, 2021

southwest airlines co.			THE BOEING COMPANY

By:	/s/ Michael Van de Ven	By:	/s/ Carson J May

Name:	Michael Van de Ven	Name:	Carson J May

Title:	Chief Operating Officer	Title:	Attorney-In-Fact

SWA-PA-03729-LA-2100814	SA-12
[***]	Page 3
BOEING PROPRIETARY

ATTACHMENT A

[***]

[***]	[***]	[***]
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[***]	[***]	[***]
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[***]	[***]	[***]
[***]	[***]	[***]

SWA-PA-03729-LA-2100814	SA-12
[***]	Page 4
BOEING PROPRIETARY

ATTACHMENT B-1 : [***]

[***]

[***]

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
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[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

SWA-PA-03729-LA-2100814		SA-12
[***]		Page 5
BOEING PROPRIETARY

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
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SWA-PA-03729-LA-2100814	SA-12
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ATTACHMENT B-2: [***]

[***]

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[***]	[***]
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SWA-PA-03729-LA-2100814	SA-12
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The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207

SWA-PA-03729-LA-2100819
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611
Subject:    [***]
References:    1)    Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 and 737-7 aircraft (Aircraft)
2)    Letter Agreement No. SWA-PA-03729-LA-1301170R3, [***]

3)    Letter Agreement No. SWA-PA-03729-LA-2100812, [***]

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.[***]

SWA-PA-03729-LA-2100819	SA-12
[***]	Page 1
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2.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.
3.Confidential Treatment.
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties.  Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.

SWA-PA-03729-LA-2100819	SA-12
[***]	Page 2
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Very truly yours,

THE BOEING COMPANY
By	/s/ Carson J May
Name	Carson J May
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this
Date:	March 24 , 2021

SOUTHWEST AIRLINES CO.
By	/s/ Michael Van de Ven
Name	Michael Van de Ven
Its	Chief Operating Officer

SWA-PA-03729-LA-2100819	SA-12
[***]	Page 3
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SWA-PA-03729-LA-2100825
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611
Subject:    [***]
References:    1)    Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 and 737-7 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.[***]

SWA-PA-03729-LA-2100825	SA-12
[***]	Page 1
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2.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.
3.Confidential Treatment.
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties.  Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.

SWA-PA-03729-LA-2100825	SA-12
[***]	Page 2
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Very truly yours,

THE BOEING COMPANY
By	/s/ Carson J May
Name	Carson J May
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this
Date:	March 24 , 2021

SOUTHWEST AIRLINES CO.
By	/s/ Michael Van de Ven
Name	Michael Van de Ven
Its	Chiefs Operating Officer

SWA-PA-03729-LA-2100825	SA-12
[***]	Page 3
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207

SWA-PA-03729-LA-2100841
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611
Subject:    [***]
Reference:    1)    Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 and Model 737-7 aircraft
2)    Letter Agreement SWA-PA-03729-LA-2100594 entitled “737-8 Remarket Aircraft”    (Remarket Aircraft Letter Agreement)
3)     Letter Agreement SWA-PA-03729-LA-1106474R3 entitled “Option Aircraft”
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.[***]

SWA-PA-03729-LA-2100841	SA-12
[***]	Page 1
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SWA-PA-03729-LA-2100841	SA-12
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2.[***]

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3.[***]

4.Assignment.
Unless otherwise noted herein, [***] described in this Letter Agreement are provided [***] to Customer and in consideration of Customer’s taking title to the 737-8 Aircraft at time of delivery and becoming the operator of such 737-8 Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.

5.Confidentiality
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties.  Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental

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regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.
Very truly yours,

THE BOEING COMPANY

By	/s/ Carson J May

Name	Carson J May
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	March 24 , 2021

SOUTHWEST AIRLINES CO.
By	/s/ Michael Van de Ven
Name	Michael Van de Ven
Its	Chief Operating Officer

SWA-PA-03729-LA-2100841	SA-12
[***]	Page 5
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207
SWA-PA-03729-LA-2100984
Southwest Airlines Co.
2702 Love Field Drive
P.O. Box 36611
Dallas, Texas 75235-1611
Subject:    [***]
References:    1)    Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 and Model 737-7 aircraft
2)    Letter Agreement SWA-PA-03729-LA-1106471 entitled “Substitute Aircraft” (Substitution Letter)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.[***]

SWA-PA-03729-LA-2100984	SA-12

BOEING PROPRIETARY

SWA-PA-03729-LA-2100984	SA-12
[***]	Page 2
BOEING PROPRIETARY

2.[***].

3.Assignment.
Unless otherwise noted herein, [***] described in this Letter Agreement are provided [***] to Customer and in consideration of [***]. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.
4.Confidentiality
Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties. Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.

SWA-PA-03729-LA-2100984	SA-12
[***]	Page 3
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Very truly yours,

THE BOEING COMPANY
By	/s/ Carson J May
Name	Carson J May
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	March 24 , 2021

SOUTHWEST AIRLINES CO.
By	/s/ Michael Van de Ven
Name	Michael Van de Ven
Its	Chief Operating Officer

SWA-PA-03729-LA-2100984	SA-12
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